UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2010

RASER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32661

DELAWARE	87-0638510
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5152 North Edgewood Drive, Suite 200

Provo, Utah 84604

(Address of principal executive offices, including zip code)

(801) 765-1200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 11, 2010, we issued a news release announcing our results for the second quarter and six months ended June 30, 2010. The press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 11, 2010 regarding results for the second quarter and six months ended June 30, 2010

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RASER TECHNOLOGIES, INC.

Date: August 11, 2010	/S/ JOHN T. PERRY
John T. Perry
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 11, 2010 regarding results for the second quarter and six months ended June 30, 2010

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